CONSENT TO ASSIGNMENT AGREEMENT

THIS CONSENT TO ASSIGNMENT AGREEMENT (this “Agreement”) is entered into as of February 16, 2010 (the “Effective Date”), by and among Geoxplor Corp., a Nevada corporation (“Geo”), Next Lithium Corp., a Province of Ontario corporation (“Lithium”), Next Lithium (Nevada) Corp., a Nevada corporation (“Lithium US” and together with Lithium, “Next”), and Li3 Energy, Inc., a Nevada corporation (“Li3”).

RECITALS

WHEREAS,

A.       Li3 and Lithium entered into that certain binding offer dated November 24, 2009 (the “Binding Offer”) according to which Li3 is to acquire Next or the assets (the “Assets”) of Next (the “Acquisition”).

B.       The Assets of Next consist of (1) that certain BSV option agreement dated October 30, 2009, as amended by the Amending Agreement dated February 16, 2010 (as so amended, the “BSV Option Agreement”) and (2) that certain CSV, LM and MW option agreement dated October 30, 2009, as amended by the Amending Agreement dated February 16, 2010 (as so amended, the “CSV Option Agreement” and together with the BSV Option Agreement, the “Option Agreements”), each by and among Geo and Next.

C.        Li3 and Next have agreed, and are proceeding, to negotiate a definitive purchase agreement (the “Purchase Agreement”) pursuant to which Li3 shall acquire Next or the Assets.

D.        A condition precedent to the closing of the Acquisition (the “Closing”) is the assignment of the Option Agreements from Geo to Li3.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the undersigned hereby agree as follows:

1.         Consent to Assignment of the Option Agreements.  Geo does hereby consent to the assignment from Next to Li3 at Closing of all right, title and interest of Next in and to the Option Agreements.

2.         Li3 Acknowledgement.  In accordance with Section 11.2 of each of the Option Agreements, Li3 does hereby acknowledge that it agrees, upon Closing, to be bound by all of the provisions of the Option Agreements, as such provisions may be modified by this Agreement, in place and stead of Next, and that it will affirm this acknowledgement in the Purchase Agreement.

3.         Waivers under the Option Agreements.  Geo hereby waives its pre-emptive rights under Section 11.1 of each of the Option Agreements with respect to the proposed assignment of the Assets from Next to Li3.

4.         Modifications to Section 5.1 of the BSV Option Agreement.  The parties to this Agreement agree that Subsection 5.1(b) to the BSV Option Agreement is hereby amended and replaced in its entirety to provide that upon Closing, Geo shall receive from Next 1,000,000 restricted shares of the common stock, $0.001 par value per share (the “Common Stock”), of Li3 instead of any shares of Lithium. These shares of Li3 Common Stock shall carry registration rights as set forth in Schedule A hereto.

5.         Modifications to Section 5.1 of the CSV Option Agreement.  (a) The parties to this Agreement further agree that instead, and in full satisfaction, of the payments by Next to Geo specified in Subsection 5.1 (c) of the CSV Option Agreement, Li3 shall pay to Geo, upon Closing, the aggregate amount of US $25,000.  (b) Additionally, the parties to this Agreement agree that Subsection 5.1(d) to the CSV Option Agreement is hereby amended and replaced in its entirety to provide that upon Closing, Geo shall receive from Next 500,000 restricted shares of Li3 Common Stock instead of any shares of Lithium.  These shares of Li3 Common Stock shall carry registration rights as set forth in Schedule A hereto.

6.         Acknowledgement of Payment under Subsection 5.1(a) of the CSV Option Agreement.  Geo acknowledges receipt of the US $163,393 from Next paid in full satisfaction of the payment specified in Subsection 5.1(a) of the CSV Option Agreement.

7.         Waiver of Section 5.1 Termination Provisions.  Geo acknowledges and agrees that the failure of Next to have made any payments under Section 5.1 of each of the Option Agreements required to be made on or prior to the Effective Date shall not result in any default under, nor the termination of, the options granted under the Option Agreements and that Geo hereby waives any such default or termination and shall not be released from its obligations under the Option Agreements as a result of any such failure.

8.         Payment of Legal Fees. Li3 agrees that upon Closing, it will pay up to US $40,000 of Geo’s legal fees incurred in connection with the Option Agreements and the transactions contemplated under this Agreement.

9.         Affirmation.  The Option Agreements are hereby in all other respects ratified and confirmed.

10.       Representations and Warranties Bring-Down.  The representations and warranties of Geo and Next contained in Article 13 of the each of the Option Agreements were true, correct and complete in all material respects when made (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true, correct and complete in all material respects as of such date) and are true, correct in all material respects and complete as at the date hereof.

11.       Miscellaneous.

(a)       Headings.  The headings and captions used in this Agreement are for convenience only and will not be deemed to limit, amplify or modify the terms of this Agreement, the Subscription Agreement or the Note.

(b)       Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns.

(c)       Multiple Counterparts.  This Agreement may be executed in any number of counterparts with the same effect as if all signatories had signed the same document.  All counterparts must be construed together to constitute one and the same instrument.  This Agreement may be transmitted and signed by facsimile or portable document format (PDF).  The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually-signed originals and shall be binding on Borrower and Holder.

(d)       Governing Law.  This Agreement must be construed, and its performance enforced, under the laws of the Province of Ontario and the federal laws of Canada.

[Signatures are on the following page.]

The Agreement is executed as of the date set out in the preamble to this Agreement.

GEOXPLOR CORP.

By:	/s/ E. Clive Ashworth
Name: E. Clive Ashworth
Title: Authorized Signatory

NEXT LITHIUM CORP.

By:	/s/ David J. DesLauriers
Name: David J. DesLauriers
Title: Director

NEXT LITHIUM (NEVADA) CORP.

By:	/s/ David J. DesLauriers
Name: David J. DesLauriers
Title: Director

LI3 ENERGY, INC.

By:	/s/ Luis Saenz
Name: Luis Saenz
Title: CEO

SCHEDULE A

REGISTRATION RIGHTS

1.           Certain Definitions.  As used in this Schedule, the following terms shall have the following respective meanings:

 “Agreement” means the Consent to Assignment Agreement to which this Schedule is attached.

“Blackout Period” means, with respect to a registration, a period, in each case commencing on the day immediately after the Company notifies the Holders that they are required, because of the occurrence of an event of the kind described in Section 4(f) hereof, to suspend offers and sales of Registrable Securities during which the Company, in the good faith judgment of its board of directors, determines (because of the existence of, or in anticipation of, any acquisition, financing activity, or other transaction involving the Company, or the unavailability for reasons beyond the Company’s control of any required financial statements, disclosure of information which is in its best interest not to publicly disclose, or any other event or condition of similar significance to the Company) that the registration and distribution of the Registrable Securities to be covered by such Registration Statement, if any, would be seriously detrimental to the Company and its stockholders and ending on the earlier of (1) the date upon which the material non-public information commencing the Blackout Period is disclosed to the public or ceases to be material and (2) such time as the Company notifies the selling Holders that sales pursuant to such Registration Statement or a new or amended Registration Statement may resume.

 “Business Day” means any day of the year, other than a Saturday, Sunday, or other day on which the Commission is required or authorized to close.

“Commission” means the U. S. Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

“Common Stock” means the common stock, par value $0.001 per share, of the Company and any and all shares of capital stock or other equity securities of: (i) the Company which are added to or exchanged or substituted for the Common Stock by reason of the declaration of any stock dividend or stock split, the issuance of any distribution or the reclassification, readjustment, recapitalization or other such modification of the capital structure of the Company; and (ii) any other corporation, now or hereafter organized under the laws of any state or other governmental authority, with which the Company is merged, which results from any consolidation or reorganization to which the Company is a party, or to which is sold all or substantially all of the shares or assets of the Company, if immediately after such merger, consolidation, reorganization or sale, the Company or the stockholders of the Company own equity securities having in the aggregate more than 50% of the total voting power of such other corporation.

“Company” means Li3 Energy, Inc.

 “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Family Member” means (a) with respect to any individual, such individual’s spouse, any descendants (whether natural or adopted), any trust all of the beneficial interests of which are owned by any of such individuals or by any of such individuals together with any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, the estate of any such individual, and any corporation, association, partnership or limited liability company all of the equity interests of which are owned by those above described individuals, trusts or organizations and (b) with respect to any trust, the owners of the beneficial interests of such trust.

 “Holder” means Geo and its successors and Permitted Assignees who acquire rights in accordance with this Schedule with respect to any Registrable Securities.

“Majority Holders” means at any time Holders representing a majority of the Registrable Securities.

“Permitted Assignee” means (a) with respect to a partnership, its partners or former partners in accordance with their partnership interests, (b) with respect to a corporation, its stockholders in accordance with their interest in the corporation, (c) with respect to a limited liability company, its members or former members in accordance with their interest in the limited liability company, (d) with respect to an individual party, any Family Member of such party, (e) an entity that is controlled by, controls, or is under common control with a transferor, or (f) a party to this Schedule.

 “Piggyback Registration” means, in any registration of Common Stock referenced in Section 3(a) of this Schedule, the right of each Holder to include the Registrable Securities of such Holder in such registration.

The terms “register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

 “Registrable Securities” means the shares of Company Common Stock acquired by Geo pursuant to Sections 4 and 5 of the Agreement, but excluding (i) any Registrable Securities that have been publicly sold or may be immediately sold under the Securities Act either pursuant to Rule 144 of the Securities Act or otherwise during any ninety (90) day period; (ii) any Registrable Securities sold by a person in a transaction pursuant to a registration statement filed under the Securities Act, or (iii) any Registrable Securities that are at the time subject to an effective registration statement under the Securities Act.

“Registration Statement” means any registration statement including a Piggyback Registration.

 “Rule 145” means Rule 145 promulgated by the Commission under the Securities Act, as such rule may be amended or supplemented from time to time, or any similar successor rule that may be promulgated by the Commission.

“Rule 144” means Rule 144 promulgated by the Commission under the Securities Act, as such rule may be amended or supplemented from time to time, or any similar successor rule that may be promulgated by the Commission.

“Rule 415” means Rule 415 promulgated by the Commission under the Securities Act, as such rule may be amended or supplemented from time to time, or any similar successor rule that may be promulgated by the Commission.

 “Securities Act” means the Securities Act of 1933, as amended, or any similar federal statute promulgated in replacement thereof, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“SEC Effective Date” means the date the Registration Statement is declared effective by the Commission.

“Trading Day” means any day on which such national securities exchange, the Over-the-Counter Bulletin Board or such other securities market or quotation system, which at the time constitutes the principal securities market for the Common Stock, is open for general trading of securities.

2.           Term.  This Schedule shall terminate on the earlier of: (i) two years from the Effective Date; (ii) such date on which all shares of Registrable Securities held or entitled to be held upon conversion by such Holder may immediately be sold under Rule 144 during any ninety (90) day period; or (iii) unless terminated sooner hereunder.

3.           Registration.

Piggyback Registration.    If the Company shall determine to register for sale for cash any of its Common Stock, for its own account or for the account of others (other than the Holders), other than (i) a registration relating solely to employee benefit plans or securities issued or issuable to employees, consultants (to the extent the securities owned or to be owned by such consultants could be registered on Form S-8) or any of their Family Members (including a registration on Form S-8) or (ii) a registration relating solely to a Securities Act Rule 145 transaction or a registration on Form S-4 in connection with a merger, acquisition, divestiture, reorganization or similar event, the Company shall promptly give to the Holders written notice thereof (and in no event shall such notice be given less than 20 calendar days prior to the filing of such registration statement), and shall include as a Piggyback Registration all of the Registrable Securities specified in a written request delivered by the Holder thereof within 10 calendar days after receipt of such written notice from the Company. However, the Company may, without the consent of the Holders, withdraw such registration statement prior to its becoming effective if the Company or such other stockholders have elected to abandon the proposal to register the securities proposed to be registered thereby.  Notwithstanding the foregoing, in the event that the Commission limits the amount of shares that may be registered in such registration statement, the Company may scale back from the registration statement such number of shares of Registrable Securities, on a pro-rata basis, as is required to meet the scale back requirements.  Additionally, in any such registration statement, Commission scale back requirements shall apply first to the Registrable Securities and second, to any other shares being registered pursuant to a mandatory or demand registration obligation of the Company.

(a)          Underwriting.  If a Piggyback Registration is for a registered public offering that is to be made by an underwriting, the Company shall so advise the Holders of the Registrable Securities eligible for inclusion in such registration statement pursuant to Section 3(a).  In that event, the right of any Holder to Piggyback Registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to sell any of their Registrable Securities through such underwriting shall (together with the Company and any other stockholders of the Company selling their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter selected for such underwriting by the Company or the selling stockholders, as applicable.  Notwithstanding any other provision of this Section, if the underwriter or the Company determines that marketing factors require a limitation on the number of shares of Common Stock or the amount of other securities to be underwritten, the underwriter may exclude some or all Registrable Securities from such registration and underwriting.  The Company shall so advise all Holders (except those Holders who failed to timely elect to include their Registrable Securities through such underwriting or have indicated to the Company their decision not to do so), and indicate to each such Holder the number of shares of Registrable Securities that may be included in the registration and underwriting, if any. The number of shares of Registrable Securities to be included in such registration and underwriting shall be allocated among such Holders as follows:

(i)           If the Piggyback Registration was initiated by the Company, the number of shares that may be included in the registration and underwriting shall be allocated first to the Company and then, subject to obligations and commitments existing as of the date hereof, to all selling stockholders, including the Holders, who have requested to sell in the registration on a pro rata basis according to the number of shares requested to be included therein; and

(ii)           If the Piggyback Registration was initiated by the exercise of demand registration rights by a stockholder or stockholders of the Company (other than the Holders), then the number of shares that may be included in the registration and underwriting shall be allocated first to such selling stockholders who exercised such demand and then, subject to obligations and commitments existing as of the date hereof, to all other selling stockholders, including the Holders, who have requested to sell in the registration on a pro rata basis according to the number of shares requested to be included therein.

No Registrable Securities excluded from the underwriting by reason of the underwriter’s marketing limitation shall be included in such registration. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw such Holder’s Registrable Securities therefrom by delivering a written notice to the Company and the underwriter.  The Registrable Securities so withdrawn from such underwriting shall also be withdrawn from such registration; provided, however, that, if by the withdrawal of such Registrable Securities, a greater number of Registrable Securities held by other Holders may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities pursuant to the terms and limitations set forth herein in the same proportion used above in determining the underwriter limitation.

4.           Registration Procedures for Registrable Securities.

(a)           Each Holder agrees to furnish to the Company a completed questionnaire in the form attached to this Schedule as Annex A (a “Selling Shareholder Questionnaire”) not later than three (3) Business Days following the date on which such Holder receives a request therefor;

(b)           The Company shall furnish, without charge, to each Holder of Registrable Securities covered by a Registration Statement (i) a reasonable number of copies of such Registration Statement (including any exhibits thereto other than exhibits incorporated by reference), each amendment and supplement thereto as such Holder may reasonably request, (ii) such number of copies of the prospectus included in such Registration Statement (including each preliminary prospectus and any other prospectus filed under Rule 424 of the Securities Act) as such Holders may reasonably request, in conformity with the requirements of the Securities Act, and (iii) such other documents as such Holder may require to consummate the disposition of the Registrable Securities owned by such Holder, but only during the Effectiveness Period;

(c)           The Company shall, as promptly as practicable after becoming aware of such event, notify each Holder of Registrable Securities, the disposition of which requires delivery of a prospectus relating thereto under the Securities Act, of the happening of any event, which comes to the Company’s attention, that will after the occurrence of such event cause the prospectus included in such Registration Statement, if not amended or supplemented, to contain an untrue statement of a material fact or an omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading and the Company shall promptly thereafter prepare and furnish to such Holder a supplement or amendment to such prospectus (or prepare and file appropriate reports under the Exchange Act) so that, as thereafter delivered to the Holders of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, unless suspension of the use of such prospectus otherwise is authorized herein or in the event of a Blackout Period, in which case no supplement or amendment need be furnished (or Exchange Act filing made) until the termination of such suspension or Blackout Period;

(d)           The Company shall as promptly as practicable after becoming aware of such event, notify each Holder of Registrable Securities being offered or sold pursuant to the Registration Statement of the issuance by the Commission of any stop order or other suspension of effectiveness of the Registration Statement;

5.           Suspension of Offers and Sales.  Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(c) hereof or of the commencement of a Blackout Period, such Holder shall discontinue the disposition of Registrable Securities included in the Registration Statement until such Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 4(c) hereof or notice of the end of the Blackout Period, and, if so directed by the Company, such Holder shall deliver to the Company (at the Company’s expense) all copies (including, without limitation, any and all drafts), other than permanent file copies, then in such Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

6.           Registration Expenses.  The Company shall pay all expenses in connection with any registration obligation provided herein, including, without limitation, all registration, filing, stock exchange fees, printing expenses, all fees and expenses of complying with applicable securities laws, and the fees and disbursements of counsel for the Company and of its independent accountants; provided, that, in any underwritten registration, each party shall pay for its own underwriting discounts and commissions and transfer taxes. Except as provided in this Section and Section 9, the Company shall not be responsible for the expenses of any attorney or other advisor employed by a Holder.

7.           Assignment of Rights.  No Holder may assign its rights under this Schedule to any party without the prior written consent of the Company; provided, however, that any Holder may assign its rights under this Schedule without such consent to a Permitted Assignee as long as (a) such transfer or assignment is effected in accordance with applicable securities laws; (b) such transferee or assignee agrees in writing to become subject to the terms of this Schedule; and (c) such Holder notifies the Company in writing of such transfer or assignment, stating the name and address of the transferee or assignee and identifying the Registrable Securities with respect to which such rights are being transferred or assigned.

8.           Information by Holder.  Holders included in any registration shall furnish to the Company such information as the Company may reasonably request in writing regarding such Holders and the distribution proposed by such Holders including an updated Selling Shareholder Questionnaire if requested by the Company.

9.           Indemnification.

(a)           In the event of the offer and sale of Registrable Securities under the Securities Act, the Company shall, and hereby does, indemnify and hold harmless, to the fullest extent permitted by law, each Holder, its directors, officers, partners, each other person who participates as an underwriter in the offering or sale of such securities, and each other person, if any, who controls or is under common control with such Holder or any such underwriter within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities, joint or several, and expenses to which the Holder or any such director, officer, partner or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement of any material fact contained in any registration statement prepared and filed by the Company under which Registrable Securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission to state therein a material fact required to be stated or necessary to make the statements therein in light of the circumstances in which they were made not misleading, and the Company shall reimburse the Holder, and each such director, officer, partner, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating, defending or settling any such loss, claim, damage, liability, action or proceeding; provided, that such indemnity agreement found in this Section 9(a) shall in no event exceed the net proceeds from the PPO, received by the Company, except in the case of fraud or willful misconduct by the Company; and provided further, that the Company shall not be liable in any such case (i) to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement in or omission from such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by a Holder for use in the preparation thereof or (ii) if the person asserting any such loss, claim, damage, liability (or action or proceeding in respect thereof) who purchased the Registrable Securities that are the subject thereof did not receive a copy of an amended preliminary prospectus or the final prospectus (or the final prospectus as amended or supplemented) at or prior to the written confirmation of the sale of such Registrable Securities to such person because of the failure of such Holder or underwriter to so provide such amended preliminary or final prospectus and the untrue statement or omission of a material fact made in such preliminary prospectus was corrected in the amended preliminary or final prospectus (or the final prospectus as amended or supplemented). Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Holders, or any such director, officer, partner, underwriter or controlling person and shall survive the transfer of such shares by the Holder.

(b)           As a condition to including Registrable Securities in any registration statement filed pursuant to this Schedule, each Holder agrees to be bound by the terms of this Section 9 and to indemnify and hold harmless, to the fullest extent permitted by law, the Company, each of its directors, officers, partners, legal counsel and accountants and each underwriter, if any, and each other person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director or officer or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) that arises out of or is based upon an untrue statement in or omission from such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished by the Holder for use in the preparation thereof, and such Holder shall reimburse the Company, and such Holders, directors, officers, partners, legal counsel and accountants, persons, underwriters, or control persons, each such director, officer, and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating, defending, or settling any such loss, claim, damage, liability, action, or proceeding; provided, however, that such indemnity agreement found in this Section 9(b) shall in no event exceed the net proceeds received by such Holder as a result of the sale of Registrable Securities pursuant to such registration statement, except in the case of fraud or willful misconduct.  Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer by any Holder of such shares.

(c)           Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in this Section (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the indemnifying party of the commencement of such action; provided, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Section, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice.  In case any such action is brought against an indemnified party, unless in the reasonable judgment of counsel to such indemnified party a conflict of interest between such indemnified and indemnifying parties may exist or the indemnified party may have defenses not available to the indemnifying party in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof, unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties arises in respect of such claim after the assumption of the defenses thereof or the indemnifying party fails to defend such claim in a diligent manner, other than reasonable costs of investigation.  Neither an indemnified nor an indemnifying party shall be liable for any settlement of any action or proceeding effected without its consent.  No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement, which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.  Notwithstanding anything to the contrary set forth herein, and without limiting any of the rights set forth above, in any event any party shall have the right to retain, at its own expense, counsel with respect to the defense of a claim. Each indemnified party shall furnish such information regarding itself or the claim in question as an indemnifying party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

(d)          If an indemnifying party does or is not permitted to assume the defense of an action pursuant to Sections 9(c) or in the case of the expense reimbursement obligation set forth in Sections 9(a) and (b), the indemnification required by Sections 9(a) and 9(b) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills received or expenses, losses, damages, or liabilities are incurred.

(e)           If the indemnification provided for in Section 9(a) or 9(b) is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall (i) contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense as is appropriate to reflect the proportionate relative fault of the indemnifying party on the one hand and the indemnified party on the other (determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission relates to information supplied by the indemnifying party or the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission), or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or provides a lesser sum to the indemnified party than the amount hereinafter calculated, not only the proportionate relative fault of the indemnifying party and the indemnified party, but also the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other, as well as any other relevant equitable considerations. No indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation.

(f)           Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(g)           Other Indemnification.  Indemnification similar to that specified in this Section (with appropriate modifications) shall be given by the Company and each Holder of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation or governmental authority other than the Securities Act.

10.           [RESERVED]

11.           Reports Under the Exchange Act.  With a view to making available to the Holders the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit the Holders to sell the Registrable Securities to the public without registration, the Company agrees: (i) to make and keep public information available as those terms are understood in Rule 144, (ii) to file with the SEC in a timely manner all reports and other documents required to be filed by an issuer of securities registered under the Securities Act or the Exchange Act pursuant to Rule 144, (iii) as long as any Holder owns any Registrable Securities, to furnish in writing upon such Holder’s request a written statement by the Company confirming whether it has complied with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, and to furnish to such Holder a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as may be reasonably requested in availing such Holder of any rule or regulation of the SEC permitting the selling of any such Registrable Securities without registration and (iv) to undertake any additional actions reasonably necessary to maintain the availability of the use of Rule 144.

12.           Miscellaneous.

  (a)           Remedies.  In the event of a breach by the Company or by a Holder of any of their respective obligations under this Schedule, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Schedule, including recovery of damages, shall be entitled to specific performance of its rights under this Schedule.  The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Schedule and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall not assert or shall waive the defense that a remedy at law would be adequate.

(b)           Successors and Assigns.  Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, Permitted Assignees, executors and administrators of the parties hereto.

(c)           Entire Agreement.  This Schedule constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof.

(d)           Delays or Omissions.  No delay or omission to exercise any right, power or remedy accruing to any Holder, upon any breach or default of the Company under this Schedule, shall impair any such right, power or remedy of such Holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of any similar breach or default thereunder occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Holder of any breach or default under this Schedule, or any waiver on the part of any Holder of any provisions or conditions of this Schedule, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Schedule, or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

(e)           Severability. In the case any provision of this Schedule shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(f)           Amendments. The provisions of this Schedule may be amended at any time and from time to time, and particular provisions of this Schedule may be waived, with and only with an agreement or consent in writing signed by the Company and the Majority Holders. The Holders acknowledge that by the operation of this Section, the Majority Holders may have the right and power to diminish or eliminate all rights of the Holders under this Schedule.

Annex A

LI3 ENERGY, INC.

Selling Securityholder Notice and Questionnaire

The undersigned beneficial owner of Registrable Securities of Li3 Energy, Inc., a Nevada corporation (the “Company”), understands that the Company has filed or intends to file with the Securities and Exchange Commission a registration statement (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended, of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement (the “Registration Rights Agreement”) to which this document is annexed.  A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below.  All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and the related prospectus.  Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Securityholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1.  Name:

(a)	Full Legal Name of Selling Securityholder

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities are held:

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

2.  Address for Notices to Selling Securityholder:

Telephone:	Fax:
Email:
Contact Person:

3.  Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes   ☐                      No   ☐

(b)	If “yes” to Section 3(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?

Yes   ☐                      No   ☐

Note:	If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)	Are you an affiliate of a broker-dealer?

Yes   ☐                      No   ☐

(d)
If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes   ☐                      No   ☐

Note:	If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

4.  Beneficial Ownership of Securities of the Company Owned by the Selling Securityholder:

Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of the Company other than the securities issuable pursuant to the PPO.

(a)	Type and Amount of other securities (other than the Registrable Securities) beneficially owned by the Selling Securityholder:

5.  Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 5 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto.  The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Selling Securityholder Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated: _________________________	Beneficial Owner: _________________________________

By:
Name:
Title:

PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

Gottbetter & Partners, LLP
488 Madison Avenue, 12th Floor
New York, NY  10022
Attention:  Rachel L. DeGenaro
Facsimile:  (212) 400-6901